SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 30, 2007

                           PROVIDENT NEW YORK BANCORP
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                     0-25233                     80-0091851
-----------------------------  ---------------------         -------------------
(State or Other Jurisdiction)  (Commission File No.)          (I.R.S. Employer
      of Incorporation)                                      Identification No.)


400 Rella Boulevard, Montebello, New York                           10901
-----------------------------------------                           -----
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (845) 369-8040
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events
                  ------------

     On March 30, 2007, Provident New York Bancorp (the "Company") received a notice of partial disallowance of refunds requested from the U.S. Internal Revenue Service (the "IRS") with respect to chargeoffs and bad debt losses that had been claimed on the final federal tax return filed for Warwick Community Bancorp, Inc. ("Warwick"). Warwick was acquired by the Company on October 1, 2004. Subsequent to the acquisition, Warwick's final federal income tax returns were filed for the period from January 1, 2004 through October 1, 2004 (the date of acquisition). The chargeoffs and bad debt losses were claimed in connection with Warwick's sale of loans and the underlying collateral, consisting of automobiles and related lease receivables, which occurred prior to the completion of the Company's acquisition of Warwick. The notice of partial disallowance claims that there is a tax deficiency owed by the Company of $2.3 million, reducing its refund requested, which, if upheld would cause the Company to record additional tax expense for this item.

     The Company has until April 30, 2007 to respond to the notice. While the Company is still evaluating its position, the Company disagrees with the IRS findings and intends to vigorously contest the conclusions of the IRS. At this time, however, the Company cannot predict the final outcome with respect to the notice, or the effect on the Company's financial condition or results of operations.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                PROVIDENT NEW YORK BANCORP



DATE: April 5, 2007                        By:  /s/ Daniel Rothstein
                                                --------------------------------
                                                Daniel Rothstein
                                                Executive Vice President